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                                                                   EXHIBIT 10.10

                          BONUS COMPENSATION AGREEMENT

      THIS BONUS COMPENSATION AGREEMENT (this "Agreement") is made and entered into as of June 29, 2005, between Caribou Coffee Company, Inc., a Minnesota corporation (the "Company"), and Michael J. Coles, an individual resident of the State of Georgia ("Employee").

                                   RECITALS :

      WHEREAS, the Company and Employee are parties to that certain Employment Agreement dated as of May 30, 2003 (the "Existing Employment Agreement");

      WHEREAS, the Company and Employee desire to amend and restate the Existing Employment Agreement in the form of a new employment agreement, dated the date hereof (the "Restated Employment Agreement"), which agreement shall provide the terms and conditions upon which Employee shall serve as an employee of the Company on or after the effective date of the Restated and Employment Agreement; and

      WHEREAS, in consideration for the Employee entering into the Restated Employment Agreement, the Company desires to issue to the Employee the Bonus (as defined in Section 1 hereof);

                                    AGREEMENT

      NOW THEREFORE, in consideration of the promises and mutual agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. BONUS COMPENSATION AWARD. The Company and Employee hereby agree that, upon Executive's execution and delivery of each of the Restated Employment Agreement, this Agreement and the Instrument of Adherence (as set forth in Section 3 hereof), the Company shall (a) deliver to Employee's account pursuant to the wire transfer instructions attached hereto as Exhibit A a lump sum cash payment of $750,000 in immediately available funds (subject to any withholding obligations as set forth in Section 4 of this Agreement) (the "Cash Award") and
(b) issue to Employee 75,000 shares of the Company's common stock, par value $0.01 per share (the "Bonus Shares;" together with the Cash Award, the "Bonus").

      SECTION 2. STOCK CERTIFICATE. The Company shall issue a stock certificate in the name of Employee dated the date hereof representing the Bonus Shares. Employee acknowledges and understands that the certificate representing the Bonus Shares will bear a legend to the following effect unless the Company determines otherwise in compliance with applicable law:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS OR UNDER

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      THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN
      RELIANCE UPON VARIOUS EXEMPTIONS THEREFROM. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT FOR THE REGISTERED OWNER'S OWN ACCOUNT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR OTHER DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED, NOR WILL ANY ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY THE CORPORATION, WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR A NOTICE FROM THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT, OR ANY APPLICABLE STATE OR OTHER SECURITIES LAWS OR OTHER APPLICABLE U.S. OR NON-U.S. LAWS OF SIMILAR IMPORT.

      THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RIGHTS, RESTRICTIONS AND OBLIGATIONS CONTAINED IN A SHAREHOLDERS' AGREEMENT DATED THE 27TH DAY OF DECEMBER 2000, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

      SECTION 3. INSTRUMENT OF ADHERENCE. In connection with the issuance of the Bonus Shares and pursuant to the terms of that certain Shareholders' Agreement (the "Shareholders' Agreement") by and among the Company, Employee and the other parties listed on the signature pages attached thereto, dated December 27, 2000, Employee shall deliver to the Company a duly executed Instrument of Adherence (as defined in the Shareholders' Agreement) dated the date hereof.

      SECTION 4. MISCELLANEOUS.

      (a) WITHHOLDING. Employee's signing of this Agreement shall constitute Employee's consent and agreement for any tax withholding required as a result of the Company's delivery of the Bonus, to be withheld from Employee's regular cash compensation or pursuant to such other means as the Company deems reasonable and appropriate under the circumstances.

      (b) COMPLETE AGREEMENT; WAIVER; AMENDMENT. Employee has no oral representations, understandings, or agreements with the Company or any of its officers, directors, or representatives covering the same subject matter as this Agreement. This Agreement and the Restated Employment Agreement are the final, complete, and exclusive statements of expression of the agreement between the Company and Employee with respect to the subject matter hereof, and cannot be varied, contradicted, or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a further writing signed by a duly authorized officer of the Company and Employee, and no term of this agreement may be waived except by a writing signed by the party waiving the benefit of such term.

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      (c)   NOTICE. Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

            To the Company:   Caribou Coffee Company, Inc.
                              Attn: Chief Financial Officer
                              3900 Lakebreeze Avenue
                              Brooklyn Center, Minnesota 55429
                              Telephone No.: (763) 592-2200
                              Facsimile No.: (763) 592-2300

            With a copy to:   Arcapita Inc.
                              Attn.: Mr. Charles H. Ogburn
                              75 Fourteenth Street, 24th Floor
                              Atlanta, Georgia 30309
                              Telephone No.: (404) 920-9000
                              Facsimile No.: (404) 920-9001

            To Employee:      Mr. Michael J. Coles
                              Caribou Coffee Company, Inc.
                              3900 Lakebreeze Avenue
                              Brooklyn Center, Minnesota 55429
                              Telephone No.: (763) 592-2200
                              Facsimile No.: (763) 592-2300

            With a copy to:   Mr. Michael J. Coles
                              1165 West Conway Drive
                              Atlanta, Georgia 30327
                              Telephone No.: (404) 841-9667

      (d) SEVERABILITY; HEADINGS. If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by decree of a court of last resort, the parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

      (e) JOINTLY DRAFTED. The parties and their respective counsel have participated jointly in the negotiation and drafting of this Agreement. In the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

      (f) GOVERNING LAW. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Minnesota, not including the choice-of-law rules thereof. All disputes arising from or relating to this

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            Agreement shall be subject to the exclusive jurisdiction of and be litigated in the state or federal courts located in the State of Minnesota. All parties hereby consent to the exclusive jurisdiction and venue of such courts for the litigation of all disputes and waive any claims of improper venue, lack of personal jurisdiction, or lack of subject matter jurisdiction as to any such disputes.

      (g) ATTORNEY'S FEES. The losing party shall be liable to the prevailing party for its reasonable costs and attorney's fees incurred in any action to enforce this Agreement.

                       [Signatures commence on next page]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                              CARIBOU COFFEE COMPANY, INC.

                              /s/ George Mileusnic
                              --------------------------------------------------
                              By:     George Mileusnic
                                      ------------------------------------------
                              Title:  Chief Financial Officer
                                      ------------------------------------------

                              EMPLOYEE:

                              /s/ Michael J. Coles
                              --------------------------------------------------
                              Michael J. Coles